UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                       -----------------------

          Date of Report (Date of earliest event reported):
                            April 27, 2010


                   United States Steel Corporation
----------------------------------------------------------------------
                            -------------
        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------   -------------------
                                 --
   (State or other        (Commission File         (IRS Employer
   jurisdiction of             Number)          Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
----------------------------------             ----------
              -----
 (Address of principal executive               (Zip Code)
             offices)

                            (412) 433-1121
                    ------------------------------
                   (Registrant's telephone number,
                         including area code)

--------------------------------------------------------------------------------
                                      ----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of United States Steel Corporation was held on April 27, 2010. The following matters were acted upon:



1.   ELECTION OF DIRECTORS

John G. Drosdick, Charles R. Lee, Jeffrey M. Lipton and Dan O. Dinges were elected as Class III directors, to serve three-year terms expiring in 2013, by the following votes:

    Nominee               Votes For        Votes      Broker Non-
                                         Withheld        Votes
    John G. Drosdick      89,177,063     1,912,985     18,040,624
    Charles R. Lee        85,391,104     5,698,944     18,040,624
    Jeffrey M. Lipton     89,505,839     1,584,209     18,040,624
    Dan O. Dinges         89,456,045     1,634,003     18,040,624

Continuing  as  Class I directors, with terms expiring in 2011, are  Richard
A. Gephardt, Glenda G. McNeal, Graham B. Spanier and Patricia A. Tracey. Continuing as Class II directors, with terms expiring in 2012, are Frank J. Lucchino, Seth E. Schofield, John P. Surma and David S. Sutherland.


2.APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP was appointed as the independent registered public accounting firm by the following votes:

         Votes For         Votes Against            Abstain
        106,636,671          1,526,230              967,771


3.   APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2005 STOCK INCENTIVE PLAN

An Amendment and Restatement of the 2005 Stock Incentive Plan was approved by the following votes:

      Votes For    Votes Against     Abstain      Broker Non-Votes
     65,516,677     24,510,841      1,062,530        18,040,624


4.APPROVAL OF THE 2010 ANNUAL INCENTIVE COMPENSATION PLAN

An Amendment and Restatement of the 2010 Annual Incentive Compensation Plan was approved by the following votes:

         Votes For          Votes Against            Abstain
        103,471,351           4,382,123             1,277,198












                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Larry T. Brockway
     ---------------------
     Larry T. Brockway
     Vice President &
     Treasurer



Dated:  April 29, 2010